Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date: May 1, 1996
Original Settlement Date: May 23, 1996
Series Number of Class A-1 Certificates: 441919AJ6
Series Number of Class A-2 Certificates: N/A
Original Sale Balance: $819,278,000

Distribution Date:	20-Apr-01
Determination Date:	19-Apr-01
Month:	59

Servicer Certificate (Page 1 of 4)
Distribution Date:	4/20/01

Investor Certificateholder Floating Allocation Percentage	88.44%
Investor Certificateholder Fixed Allocation Percentage	97.37%

Aggregate Amount of Collections	5,659,104.66
Aggregate Amount of Interest Collections	1,927,667.77
Aggregate Amount of Principal Collections	3,731,436.89

Class A Interest Collections	1,704,865.78
Class A Principal Collections	3,322,078.47
Seller Interest Collections	222,801.99
Seller Principal Collections	409,358.42

Weighted Average Loan Rate	13.55%
Net Loan Rate	12.55%

Weighted Average Maximum Loan Rate	18.73%

Class A-1 Certificate Rate	5.21%
Maximum Investor Certificate Rate	12.55%
Class A-1 Certificate Interest Distributed	649,501.17
Class A-1 Investor Certificate Interest Shortfall before Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Class A-2 Certificate Rate	0
Maximum Investor Certificate Rate	0.125492
Class A-2 Certificate Interest Distributed	0
Class A-2 Investor Certificate Interest Shortfall before Policy Draw	0
Unpaid Class A-2 Certificate Interest Shortfall Received	0
Unpaid Class A-2 Certificate Interest Shortfall Remaining	0
Unpaid Class A-2 Carryover Interest Amount	0

Maximum Principal Dist. Amount (MPDA)	3,633,300.10
Alternative Principal Dist. Amount (APDA)	3,322,078.47
Rapid Amortization Period? (Y1, N0)	0.00
Scheduled Principal Distribution Amount (SPDA)	3,322,078.47

Principal allocable to Class A-1	3,322,078.47
Principal allocable to Class A-2	0
SPDA deposited to Funding Account	0.00
Subsequent Funding Mortgage Loans Purchased in Period	0
Cumulative Subsequent Funding Mortgage Loans Purchased	100,781,997.58

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00
APDA allocable to Class A-2	0

Reimbursement to Credit Enhancer	0.00

Net Yield Trigger Calculation (Insurance Agreement) Monthly	6.75%
Net Yield Trigger Calculation (Insurance Agreement) 3 month avg	6.49%
Spread Trigger hit?	No

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	92,989.53
Reduction in Certificate Principal Balance
due to Current Class A-2 Liquidation Loss Amount	0
Cumulative Investor Liquidation Loss Amount	92,989.53

Servicer Certificate (Page 2 of 4)
Distribution Date:	4/20/01

Total Principal allocable to A-1	3,415,068.00
Total Principal allocable to A-2	0

Beginning Class A-1 Certificate Principal Balance	144,840,984.23
Beginning Class A-2 Certificate Principal Balance	0
Ending Class A-1 Certificate Principal Balance	141,425,916.23
Ending Class A-2 Certificate Principal Balance	0

Class A-1 Factor	0.172622622
Class A-2 Factor	0
Pool Factor (PF)	0.172622622

Retransfer Deposit Amount (non 2.07 transfers)	0.00
Servicing Fees Distributed	124,202.01
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Number of Mortgage Loans Retransferred pursuant to 2.07	0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07	0
Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00

Current Investor Net Realized Loss	92,989.53
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	168,520,159.24
Ending Pool Balance	165,092,924.11
Beginning Invested Amount	149,042,411.23
Ending Invested Amount	145,627,343.23
Beginning Seller Principal Balance	19,477,748.01
Ending Seller Principal Balance	19,465,580.88
Additional Balances	409,358.42

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans Purchased in Period	$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	$0.00

Excess Funding Amount	$0.00

Beginning Pre-Funding Account Balance	0
Ending Pre-Funding Account Balance	0
Pre-Funding Earnings	0

Beginning Capitalized Interest Account	0
Capital Interest Requirement (Transferred to Collection Account)	0
Ending Capitalized Interest Account	0

Beginning Spread Account Balance	2,100,714.00
Ending Spread Account Balance	2,100,714.00

Beginning Seller Interest	11.56%
Ending Seller's Interest	11.79%

Delinquency & REO Status
30 - 59 days (Del Stat 3)
No. of Accounts	402
Trust Balance	13,319,353.51
Servicer Certificate (Page 3 of 4)
Distribution Date:	04/20/01

60 - 89 days (Del Stat 4)
No. of Accounts	112
Trust Balance	4,000,589.46
90+ days (Del Stat 5+)
No. of Accounts	180
Trust Balance	5,345,197.53
270+ days (Del Stat 11+)
No. of Accounts	104
Trust Balance	2,662,266.05
REO
No. of Accounts	33
Trust Balance	1,319,218.07

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and Pre-Funded Amount

Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	632,160.41
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
Spread Account Draw Amount	0.00
Capitalized Interest Account Draw	0
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	0
Amount paid to Trustee	0
Cumulative Draw under Policy	0
Net Yield	6.75%

Total Available Funds
Aggregate Amount of Collections	5,659,104.66
Deposit for principal not used to purchase subsequent loans	0
Interest Earnings on the Pre-Funding Account	0
Deposit from Capitalized Interest Account	0
Total	5,659,104.66

Servicer Certificate (Page 4 of 4)
Distribution Date:	4/20/01

Application of Available Funds
Servicing Fee	124,202.01
Principal and Interest to Class A-1	4,064,569.17
Prinicpal and Interest to Class A-2	0
Seller's portion of Principal and Interest	632,160.41
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	838,173.07
Total	5,659,104.66

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	4/20/01

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	88.44%
Class A Certificateholder Fixed Allocation Percentage	97.37%

Beginning Class A-1 Certificate Balance	144,840,984.23
Beginning Class A-2 Certificate Balance	0

Class A-1 Certificate Rate	5.21%
Class A-2 Certificate Rate	0
Class A-1 Certificate Interest Distributed	0.792772624
Class A-2 Certificate Interest Distributed	0
Class A-1 Certificate Interest Shortfall Distributed	0
Class A-2 Certificate Interest Shortfall Distributed	0
Remaining Unpaid Class A-1 Certificate Interest Shortfall	0
Remaining Unpaid Class A-2 Certificate Interest Shortfall	0

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	4.168387287
Class A-2 Certificate Principal Distributed	0
Maximum Principal Distribution Amount	4.434758531
Scheduled Principal Distribution Amount (SPDA)	4.054885485
Accelerated Principal Distribution Amount	0
Aggregate Investor Liquidation Loss Amount Distributed	0.113501803
Total Amount Distributed to Certificateholders
4.961159912

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	141,425,916.23
Ending Class A-2 Certificate Balance	0

Class A-1 Factor	0.172622622
Class A-2 Factor	0
Pool Factor (PF)	0.172622622

Unreimbursed Liquidation Loss Amount	0
Accrued Interest on Unreimbursed Liquidation Loss Amount	0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	0

Class A Servicing Fee	124,202.01

Beginning Invested Amount	149,042,411.23
Ending Invested Amount	145,627,343.23
Beginning Pool Balance	168,520,159.24
Ending Pool Balance	165,092,924.11

Spread Account Draw Amount	0.00
Credit Enhancement Draw Amount	0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	04/20/01

DELINQUENCY & REO STATUS

30 - 59 days (Del Stat 3)
No. of Accounts	402
Trust Balance	13,319,353.51

60 - 89 days (Del Stat 4)
No. of Accounts	112
Trust Balance	4,000,589.46

90+ (Del Stat 5+)
No. of Accounts	180
Trust Balance	5,345,197.53

REO
No. of Accounts	33
Trust Balance	1,319,218.07

Current Net Realized Loss	105,141.95

Class A-1 Certificate Rate for Next Distribution Date	To be updated
Class A-2 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00
Cumulative No. of Accounts	3249
Cumulative Trust Balance	100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
Number of Mortgage Loans Retransferred pursuant to 2.07	0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07	0
Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)	0.00

Pre-Funded Amount (Ending)	0

Subsequent Pre-Funding Mortgage Loans
No. of Accounts	0
Trust Balance	0

Capitalized Interest Account (Ending)	0

Earnings on the Pre-Funding Account	0